THE SECURITY REPRESENTED BY THIS CERTIFICATE HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.


                             STOCK OPTION AGREEMENT


         This Stock Option Agreement ("Agreement") is made and entered into as of the date of grant set forth below ("Date of Grant") by and between Accesspoint Corporation, a Nevada corporation ("Company"), and the optionee named below ("Optionee") as contemplated in the Company's 1999 Stock Incentive Plan ("Plan"). Capitalized terms not defined herein shall have the meaning ascribed to them in the Plan.


Optionee:                     Alfred Urcuyo

Social Security Number:       ###-##-####

Address:                      22729 Baltar Street
                              West Hill, CA  91304

Total Option Shares:          32,051

Exercise Price Per Share:     $3.12

Date of Grant:                August 15, 2000

First Vesting Date:           See Section 3

Expiration Date for Exercise of Options:     August 14, 2005

Type of Stock Option:

(Check one):           [X] Incentive Stock Option     [ ] Statutory Stock Option

1. GRANT OF OPTION. The Company hereby grants to Optionee an option (the "Option") to purchase the total number of shares of Common Stock of the Company set forth above (the "Shares") at the Exercise Price Per Share set forth above (the "Exercise Price"), subject to all of the terms and conditions of this Agreement and the Plan. If designated as an Incentive Stock Option above, the Option is intended to qualify as an "incentive stock option" ("ISO") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Only Employees of the Company shall receive ISOs. This Agreement shall be deemed a Grant Agreement as defined in the Plan. The terms and conditions of the Plan are incorporated herein by this reference.

2. EXERCISE PRICE. The Exercise Price, is not less than the fair market value per share of Common Stock on the date of grant, as determined by the Board; provided, however, in the event Optionee is an Employee and owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or Subsidiary corporations immediately before this Option is granted, said exercise price is not less than one hundred ten percent (110%) of the fair market value per share of Common Stock on the date of grant as determined by the Board.

3. EXERCISE OF OPTION. This Option shall be exercisable during its term in accordance with the provisions of Section 8 of the Plan as follows:

         (i)      Vesting:

                  (a) This Option shall become exercisable at the rate of 1/12th of 32,051 (2,670) Shares per month.

                  (b) This Option may not be exercised for a fraction of a Share.

                  (c) In the event of Optionee's death, disability or other termination of employment, the exercisability of the Option is governed by Sections 7, 8 and 9 below, subject to the limitations contained in subsection 3(i)(d).

                  (d) In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in Section 11 below.

         (ii) Method of Exercise. This Option shall be exercisable by written notice which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by Optionee and shall be delivered in person or by certified mail to the President, Secretary or Chief Financial Officer of the Company. The written notice shall be accompanied by payment of the exercise price.

                  No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares

         (iii) Adjustments, Merger, etc. The number and class of the Shares and/or the exercise price specified above are subject to appropriate adjustment in the event of changes in the capital stock of the Company by reason of stock dividends, split-ups or combinations of shares, reclassifications, mergers, consolidations, reorganizations or liquidations. Subject to any required action of the stockholders of the Company, if the Company shall be the surviving corporation in any merger or consolidation, this Option (to the extent that it is still outstanding) shall pertain to and apply to the securities to which a holder of the same number of shares of Common Stock that are then subject to this Option would have been entitled. A dissolution or liquidation of the Company, or a merger or consolidation in which the Company is not the surviving corporation, will cause this Option to terminate, unless the agreement or merger or consolidation shall otherwise provide, provided that the Optionee shall, if the Board expressly authorizes, in such event have the right immediately prior to such dissolution or liquidation, or merger or consolidation, to exercise this Option in whole or part. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.

4. Optionee's Representations. By receipt of this Option, by its execu-tion, and by its exercise in whole or in part, Optionee represents to the Company that Optionee understands that:

         (i) Both this Option and any Shares purchased upon its exercise are securities, the issuance by the Company of which requires compliance with federal and state securities laws;

         (ii) These securities are made available to Optionee only on the condition that Optionee makes the representations contained in this Section 4 to the Company;

         (iii) Optionee has made a reasonable investigation of the affairs of the Company sufficient to be well informed as to the rights and the value of these securities;

         (iv) Optionee understands that the securities have not been registered under the Securities Act of 1933, as amended (the "Act") in reliance upon one or more specific exemptions contained in the Act, which may include reliance on Rule 701 promulgated under the Act, if available, or which may depend upon (a) Optionee's bona fide investment intention in acquiring these securities; (b) Optionee's intention to hold these securities in compliance with federal and state securities laws; (c) Optionee having no present intention of selling or transferring any part thereof (recognizing that the Option is not transferable) in violation of applicable federal and state securities laws; and (d) there being certain restrictions on transfer of the Shares subject to the Option;

         (v) Optionee understands that the Shares subject to this Option, in addition to other restrictions on transfer, must be held indefinitely unless subsequently registered under the Act, or unless an exemption from registration is available; that Rule 144, the usual exemption from registration, is only available after the satisfaction of certain holding periods and in the presence of a public market for the Shares; that there is no certainty that a public market for the Shares will exist, and that otherwise it will be necessary that the Shares be sold pursuant to another exemption from registration which may be difficult to satisfy; and,

         (vi)     Optionee   understands  that  the  certificate   representing
                  the Shares will bear a legend prohibiting their transfer in the absence of their registration or the opinion of counsel for the Company that registration is not required, and a legend prohibiting their transfer in compliance with applicable state securities laws unless otherwise exempted.

5. METHOD OF PAYMENT. Payment of the purchase price shall be made by cash, check or, in the sole discretion of the Board at the time of exercise, promissory notes or other Shares of Common Stock having a fair market value on the date of surrender equal to the aggregate purchase price of the Shares being purchased.

6. RESTRICTIONS ON EXERCISE. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any applicable federal or state securities or other law or regulation. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

7. TERMINATION OF STATUS AS AN EMPLOYEE OR CONSULTANT. In the event of termination of Optionee's Continuous Status as an Employee or Consultant for any reason other than death or disability, Optionee may, but only within thirty (30) days after the date of such termination (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), exercise this Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise this Option at the date of such termination, or if Optionee does not exercise this Option within the time specified herein, this Option shall terminate.

8. DISABILITY OF OPTIONEE. In the event of termination of Optionee's Continuous Status as an Employee or Consultant as a result of Optionee's disability, Optionee may, but only within six (6) months from the date of termination of employment or consulting relationship (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), exercise this Option to the extent Optionee was entitled to exercise it at the date of such termination; provided, however that if the disability is not total and permanent (as defined in Section 22(e)(3) of the Code) and the Optionee exercises the option within the period provided above but more than three months after the date of termination, this Option shall automatically be deemed to be a Nonstatutory Stock Option and not an Incentive Stock Option; and provided, further, that if the disability is total and permanent (as defined in Section 22(e)(3) of the Code), then the Optionee may, but only within one (1) year from the date of termination of employment or consulting relationship (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), exercise this Option to the extent Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise this Option at the date of termination, or if Optionee does not exercise such Option (which Optionee was entitled to exercise) within the time periods specified herein, this Option shall terminate.

9.       Death of Optionee. In the event of the death of Optionee:

         (i) During the term of this Option while an Employee or Consul-tant of the Company and having been in Continuous Status as an Employee or Consultant since the date of grant of this Option, this Option may be exercised, at any time within one (1) year following the date of death (but, in the case of an Incentive Stock Option, in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the time of death of the Optionee. To the extent that such Employee or Consultant was not entitled to exercise the Option at the date of death, or if such Employee, Consultant, estate or other person does not exercise such Option (which such Employee, Consultant, estate or person was entitled to exercise) within the one (1) year time period specified herein, the Option shall terminate; or,

         (ii) During the thirty (30) day period specified in Section 7 or the one (1) year period specified in Section 8, after the termination of Optionee's Continuous Status as an Employee or Consultant, this Option may be exercised, at any time within one (1) year following the date of death (but, in the case of an Incentive Stock Option, in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), by Optionee's estate or by a person who acquired the right to exercise this Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination. To the extent that such Employee or Consultant was not entitled to exercise this Option at the date of death, or if such Employee, Consultant, estate or other person does not exercise such Option (which such Employee, Consultant, estate or person was entitled to exercise) within the one (1) year time period specified herein, this Option shall terminate.

10. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee, only by Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

11.      TERM OF  OPTION.  This  Option  may not be  exercised  more than five
         (5) years from the date of grant of this Option, and may be exercised during such term only in accordance with the Plan and terms of this Option; provided, however, that the term of this option, if it is a Nonstatutory Stock Option, may be extended for the period set forth in
         Section 9(i) or Section 9(ii) in the circumstances set forth in such Sections.

12. EARLY DISPOSITION OF STOCK; TAXATION UPON EXERCISE OF OPTION. If Optionee is an Employee and the Option qualifies as an ISO, Optionee understands that, if Optionee disposes of any Shares received under this Option within two (2) years after the date of this Agreement or within one (1) year after such Shares were transferred to Optionee, Optionee will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in any amount generally measured as the difference between the price paid for the Shares and the lower of the fair market value of the Shares at the date of exercise or the fair market value of the Shares at the of disposition. Any gain recognized on such premature sale of the Shares in excess of the amount treated as ordinary income will be characterized as capital gain. Optionee hereby agrees to notify the Company in writing within thirty (30) days after the date of any such disposition. Optionee understands that if Optionee disposes of such Shares at any time after the expiration of such two-year and one-year holding periods, any gain on such sale will be treated as long-term capital gain laws subject to meeting various qualifications. If Optionee is a Consultant or this is a Nonstatutory Stock Option, Optionee understands that, upon exercise of this Option, Optionee will recognize income for tax purposes in an amount equal to the excess of the then fair market value of the Shares over the exercise price. Upon a resale of such shares by the Optionee, any difference between the sale price and the fair market value of the Shares on the date of exercise of the Option will be treated as capital gain or loss. Optionee understands that the Company will be required to withhold tax from Optionee's current compensation in some of the circumstances described above; to the extent that Optionee's current compensation is insufficient to satisfy the withholding tax liability, the Company may require the Optionee to make a cash payment to cover such liability as a condition to exercise of this Option.

13. TAX CONSEQUENCES. The Optionee understands that any of the foregoing references to taxation are based on federal income tax laws and regulations now in effect, and may not be applicable to the Optionee under certain circumstances. The Optionee may also have adverse tax consequences under state or local law. The Optionee has reviewed with the Optionee's own tax advisors the federal, state, local and foreign tax consequences of the transactions contemplated by this Agreement. The Optionee is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Optionee understands that the Optionee (and not the Company) shall be responsible for the Optionee's own tax liability that may arise as a result of the transactions contemplated by this Agreement.

14. NET ISSUE EXERCISE. Notwithstanding any provisions herein to the contrary, if the fair market value of one share of the Company's Common Stock is greater than the Per Share Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Option for cash, the Optionee may elect to receive shares equal to the value (as determined below) of this Option (or the portion thereof being canceled) by surrender of this Option at the principal office of the Company together with the properly endorsed Notice of Exercise and Subscription Form and notice of such election, in which event the Company will issue to the Optionee a number of shares of Common Stock computed using the following formula:


                  X = Y (A-B)
                      -------
                        A

         Where X = the number of shares of Common Stock to be issued to the Optionee

                            Y = the number of shares of Common Stock purchas-able under this Option or, if only a portion of this Option is being exercised, the portion of this Option being canceled (at the date of such calculation)

                            A = the fair market value of one share of the Company's Common Stock (at the date of such calculation)

                            B = Per Share Exercise Price (as adjusted to the date of such calculation)

                           For purposes of the above calculation, fair market value of one share of the Company's Stock will be the average of the closing prices of the Company's shares of Common Stock as quoted on the New York Stock Exchange (the "NYSE") (or on such other United States stock exchange or public trading market on which the shares of the Company trade if, at the time of the election, they are not trading on the NYSE), for the five (5) consecutive trading days immediately preceding the date of the date the completed, executed Notice of Exercise and Subscription Form is received.

15. SEVERABILITY; Construction. In the event that any provision in this Option shall be invalid or unenforceable, such provision shall be severable from, and such invalidity or unenforceability shall not be construed to have any effect on, the remaining provisions of this Option. This Option shall be construed as to its fair meaning and not for or against either party.

16. DAMAGES. The parties agree that any violation of this Option (other than a default in the payment of money) cannot be compensated for by damages, and any aggrieved party shall have the right, and is hereby granted the privilege, of obtaining specific performance of this Option in any court of competent jurisdiction in the event of any breach hereunder.

17.      GOVERNING LAW.   This  Option  shall be  deemed  to  be made  under and
         governed by and construed in accordance with the laws of the State of California Jurisdiction for any disputes hereunder shall be solely in Orange County, California.

18. DELAY. No delay or failure on the part of the Company or the Optionee in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by any of them of any right, power or remedy preclude other or further exercise thereof, or the exercise of any other right, power or remedy.

19. RESTRICTIONS. Notwithstanding anything herein to the contrary, Optionee understands and agrees that Optionee shall not dispose of any of the Shares, whether by sale, exchange, assignment, transfer, gift, devise, bequest, mortgage, pledge, encumbrance or otherwise, except in accordance with the terms and conditions of this Section 18, and Optionee shall not take or omit any action which will impair the absolute and unrestricted right, power, authority and capacity of Optionee to sell Shares in accordance with the terms and conditions hereof.

         Any purported transfer of Shares by Optionee that violates any provision of this Section 19 shall be wholly void and ineffectual and shall give to the Company or its designee the right to purchase from Optionee all but not less than all of the Shares then owned by Optionee for a period of 90 days from the date the Company first learns of the purported transfer at the Agreement Price and on the Agreement Terms (as those terms are defined in subsections (vi) and (vii), respectively, of this Section 19). If the Shares are not purchased by the Company or its designee, the purported transfer thereof shall remain void and ineffectual and they shall continue to be subject to this Agreement.

         The Company shall not cause or permit the transfer of any Shares to be made on its books except in accordance with the terms hereof.

         (i)      Permitted Transfers.

                  (a) Optionee may sell, assign or transfer any Shares held by the Optionee but only by complying with the provisions of subsection (iv) of this Section 19.

                  (b) Optionee may sell, assign or transfer any Shares held by the Optionee without complying with the provisions of subsection (iv) by obtaining the prior written consent of the Company's shareholders owning 50% of the then issued and outstanding shares of the Company's Common Stock (determined on a fully diluted basis) or a majority of the members of the Board of Directors of the Company, provided that the transferee agrees in writing to be bound by the provisions of this Option and the transfer is made in accordance with any other restrictions or conditions contained in the written consent and in accordance with applicable federal and state securities laws.

                  (c) Upon the death of Optionee, Shares held by the Optionee may be transferred to the personal representative of the Optionee's estate without complying with the provisions of subsection (iv). Shares so transferred shall be subject to the other provisions of this Option, including in particular, and without limitation, subsection (v).

         (ii) No Pledge. Unless a majority of the members of the Board of Directors consent, Shares may not be pledged, mortgaged or otherwise encumbered to secure indebtedness for money borrowed or any other obligation for which the Optionee is primarily or secondarily liable.

         (iii) Stock Certificate Legend. Each stock certificate for Shares issued to the Optionee shall have conspicuously written, printed, typed or stamped upon the face thereof, or upon the reverse thereof with a conspicuous reference on the face thereof, one or both of the following legends:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED IN THE ABSENCE OF REGISTRATION THEREUNDER OR AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT. SUCH SHARES MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, OR OTHERWISE DISPOSED OF IN ANY MANNER EXCEPT IN ACCORDANCE WITH AND SUBJECT TO THE TERMS OF THE STOCK OPTION AGREEMENT, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY. UNLESS A MAJORITY OF THE MEMBERS OF THE BOARD OF DIRECTORS CONSENT, SUCH STOCK OPTION AGREEMENT PROHIBITS ANY PLEDGE, MORTGAGE OR OTHER ENCUMBRANCE OF SUCH SHARES TO SECURE ANY OBLIGATION OF THE HOLDER HEREOF. EVERY CREDITOR OF THE HOLDER HEREOF AND ANY PERSON ACQUIRING OR PURPORTING TO ACQUIRE THIS CERTIFICATE OR THE SHARES HEREBY EVIDENCED OR ANY INTEREST THEREIN IS HEREBY NOTIFIED OF THE EXISTENCE OF SUCH STOCK OPTION AGREEMENT, AND ANY ACQUISITION OR PURPORTED ACQUISITION OF THIS CERTIFICATE OR THE SHARES HEREBY EVIDENCED OR ANY INTEREST THEREIN SHALL BE SUBJECT TO ALL RIGHTS AND OBLIGATIONS OF THE PARTIES TO SUCH STOCK OPTION AGREEMENT AS THEREIN SET FORTH.

         IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

         (iv)     Sales of Shares.

                  (a) Company's Right of First Refusal. In the event that the Optionee shall desire to sell, assign or transfer any Shares held by the Optionee to any other person (the "Offered Shares") and shall be in receipt of a bona fide offer to purchase the Offered Shares ("Offer"), the following procedure shall apply. The Optionee shall give to the Company written notice containing the terms and conditions of the Offer, including, but not limited to (a) the number of Offered Shares; (b) the price per Share; (c) the method of payment; and (d) the name(s) of the proposed purchaser(s).

                           An offer shall not be deemed bona fide unless the Optionee has informed the prospective purchaser of the Optionee's obligation under this Option and the prospective purchaser has agreed to become a party hereunder and to be bound hereby. The Company is entitled to take such steps as it reasonably may deem necessary to determine the validity and bona fide nature of the Offer.

                           Until 30 days after such notice is given, the Company or its designee shall have the right to purchase all of the Offered Shares at the price offered by the prospective purchaser and specified in such notice. Such purchase shall be on the Agreement Terms, as defined in subsection (vi).

                  (b) Failure of Company or its Designee to Purchase Offered Shares. If all of the Offered Shares are not purchased by the Company and/or its designee within the 30-day period granted for such purchases, then any remaining Offered Shares may be sold, assigned or transferred pursuant to the Offer; provided, that the Offered Shares are so transferred within 30 days of the expiration of the 30-day period to the person or persons named in, and under the terms and conditions of, the bona fide Offer described in the notice to the Company; and provided further, that such persons agree to execute and deliver to the Company a written agreement, in form and content satisfactory to the Company, agreeing to be bound by the terms and conditions of this Option.

         (v) Manner of Exercise. Any right to purchase hereunder shall be exercised by giving written notice of election to the Optionee, the Optionee's personal representative or any other selling person, as the case may be, prior to the expiration of such right to purchase.

         (vi) Agreement Price. The "Agreement Price" shall be the higher of (a) the fair market value of the Shares to be purchased determined in good faith by the Board of Directors of the Company and (b) the original exercise price of the Shares to be purchased.

         (vii) Agreement Terms. "Agreement Terms" shall mean and include the following:

                  (a) Delivery of Shares and Closing Date. At the closing, the Optionee, the Optionee's personal representative or such other selling person, as the case may be, shall deliver certificates representing the Shares, properly endorsed for transfer, and with the necessary documentary and transfer tax stamps, if any, affixed, to the purchaser of such Shares. Payment of the purchase price therefor shall concurrently be made to the Optionee, the Optionee's personal representative or such other selling person, as provided in subsection (b) of this subsection
                           (vii). Such delivery and payment shall be made at the principal office of the Company or at such other place as the parties mutually agree.

                  (b) Payment of Purchase Price. The Company shall pay the purchase price to the Optionee at the closing.

         (viii) Right to Purchase Upon Certain Other Events. The Company or its designee shall have the right to purchase all, but not less than all, of the Shares held by the Optionee at the Agreement Price and on the Agreement Terms for a period of 90 days after any of the following events:



                  (a) An attempt by a creditor to levy upon or sell any of the Optionee's Shares;

                  (b) The filing of a petition by the Optionee under the U.S. Bankruptcy Code or any insolvency laws;

                  (c) The filing of a petition against Optionee under any insolvency or bankruptcy laws by any creditor of the Optionee if such petition is not dismissed within 30 days of filing;

                  (d) The entry of a decree of divorce between the Optionee and the Optionee's spouse; or,

                  (e) The termination of Optionee's services as an employee or consultant with the Company.

                  The Optionee shall provide the Company written notice of the occurrence of any such event within 30 days of such event.

         (ix) Termination. The provisions of this Section 18 shall terminate and all rights of each such party hereunder shall cease except for those which shall have theretofore accrued upon the occurrence of any of the following events:

                  (a)      Cessation of the Company's business;

                  (b) Bankruptcy, receivership or dissolution of the Company;

                  (c) Ownership of all of the issued and outstanding shares of the Company by a single shareholder of the Company;

                  (d) Written consent or agreement of the shareholders of the Company holding 50% of the then issued and outstanding shares of the Company (determined on a fully diluted basis);

                  (e) Registration of any class of equity securities of the Company pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, provided, however, the Shares subject to this Option are included in such registration.

         (x) Amendment. This Section 18 may be modified or amended in whole or in part by a written instrument signed by shareholders of the Company holding 50% of the outstanding shares of Common Stock (determined on a fully diluted basis) or a majority of the members of the Board of Directors of the Company.

20. MARKET STANDOFF. Unless the Board of Directors otherwise consents, Optionee agrees hereby not to sell or otherwise transfer any Shares or other securities of the Company during the 180-day period following the effective date of a registration statement of the Company filed under the Act; provided, however, that such restriction shall apply only to the first two registration statements of the Company to become effective under the Act which includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such 180-day period.

21. COMPLETE AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to its subject matter, and supersedes all other prior or contemporaneous agreements and understandings both oral or written; subject, however, that in the event of any conflict between this Agreement and the Plan, the Plan shall govern. This Agreement may only be amended in a writing signed by the Company and the Optionee.

22. PRIVILEGES OF STOCK OWNERSHIP. Participant shall not have any of the rights of a shareholder with respect to any Shares until Optionee exercises the Option and pay the Exercise Price.

23. NOTICES. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated above or to such other address as such party may designate in writing from time to tome to the Company. All notices shall be deemed to have been given or delivered upon: personal delivery; three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested); one (1) business day after deposit with any return receipt express courier (prepaid); or one (1) business day after transmission by facsimile.

24.      ARBITRATION.    Any controversy or claim arising out of or relating  to
         this Agreement, or the breach thereof, including the arbitrability of any controversy or claim, shall be settled by arbitration in accordance with the Commercial Arbitration Rules and the Optional Rules for Emergency Measures of Protection of the American Arbitration Association ("AAA"), and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. Any provisional remedy which would be available from a court of law, shall be available from the arbitrator, to the parties to this Agreement pending arbitration. Civil discovery shall be permitted for the production of documents and taking of depositions. The arbitrator(s) shall be guided by the California Rules of Civil Procedure in allowing discovery and all issues regarding compliance with discovery requests shall be decided by the arbitrator(s). The Federal Arbitration Act shall govern all arbitration proceedings under this Agreement. This Agreement shall in all other respects be governed and interpreted by the laws of the State of California, excluding any conflicts or choice of law rule or principles that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction. The arbitration shall be conducted in Orange County, California by one neutral arbitrator chosen by AAA according to its Commercial Arbitration Rules if the amount of the claim is one million dollars ($1,000,000.00) or less and by three neutral arbitrators chosen by AAA in the same manner if the amount of the claim is more than one million dollars ($1,000,000.00). Neither party nor the arbitrator(s) may disclose the existence, content, or results of any arbitration hereunder without the prior written consent of both parties. All fees and expenses of the arbitration shall be borne by the parties equally. However, each party shall bear the expense of its own counsel, experts, witnesses, and preparation and presentation of proofs. The prevailing party, according to the arbitrator(s), shall be entitled to an award of reasonable attorney's fees and arbitration fees and administrative expenses. This agreement to arbitrate shall survive the termination or repudiation of this Agreement.



Date of Grant:  August 15, 2000                      Accesspoint Corporation,
                                                     a Nevada Corporation




                                                     By: /s/ Tom M. Djokovich
                                                     ---------------------------
                                                     Tom M. Djokovich,
                                                     Chief Executive Officer

OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO SECTION 3 HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS AN EMPLOYEE OR CONSULTANT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION, THE COMPANY'S PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE OR CONSULTANT FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S EMPLOYMENT OR CONSULTING RELATIONSHIP AT ANY TIME, WITH OR WITHOUT CAUSE.

Optionee acknowledges receipt of a copy of the Plan, represents that Optionee is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of this Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board or of the Committee upon any questions arising under the Plan.

                                            OPTIONEE


 Dated: August 15, 2000                     By: /s/ Alfred Urcuyo
                                                ------------------
                                                Alfred Urcuyo,
                                                an individual

CONSENT OF SPOUSE



The undersigned spouse of the Optionee to the foregoing Stock Option Agreement acknowledges on his or her own behalf that: I have read the foregoing Stock Option Agreement and I know its contents. I hereby consent to and approve of the provisions of the Stock Option Agreement, and agree that the Shares issued upon exercise of the options covered thereby and my interest in them are subject to the provisions of the Stock Option Agreement and that I will take no action at any time to hinder operation of the Stock Option Agreement on those Shares or my interest in them.




Dated:                                      ----------------------
                                            Name: